CAPCO
                                    FINANCIAL

                                  AMENDMENT #1
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                           TO CAPCO SECURITY AGREEMENT
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                                  JULY 18, 2005
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CLIENT COVENANTS:
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PARAGRAPH 13B AS FOLLOWS:

All Accounts sold to CAPCO are an accurate statement of a bonafide sale, delivery and acceptance of merchandise, or performance of service by CLIENT to / for Account-debtor. Accounts are not contingent upon the fulfillment by CLIENT and each Account-debtor's business is believed to be solvent. The terms for payment of said Accounts are Net 30 days or as expressly set forth on the face
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of said sold and assigned Accounts, and the payment of said Accounts are not
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contingent upon the fulfillment by CLIENT of any further performance of any
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nature whatsoever. CLIENT shall accept no returns and shall grant no allowances
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or credits to any sold and Assigned Account of any Account-debtor without the
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prior written approval of CAPCO.
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IS REPLACED BY:

All Accounts sold to CAPCO are an accurate statement of a bonafide sale, delivery and acceptance of merchandise, or performance of service by CLIENT to / for Account-debtor. Accounts are not contingent upon the fulfillment by CLIENT and each Account-debtor's business is believed to be solvent. The terms for payment of said Accounts are Net 30 days or as expressly set forth on the face
                             -------------------------------------------------
of said sold and assigned Accounts, and the payment of said Accounts are not
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contingent upon the fulfillment by CLIENT of any further performance of any
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nature whatsoever. CLIENT must notify CAPCO within 2 business days of any
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returns, allowances or credits to any sold and Assigned Account of any
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Account-debtor.
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This amendment is effective and applicable to invoices purchased after July 18,
2005. All other terms, covenants and conditions will remain in effect and unchanged.


CAPCO FINANCIAL COMPANY- A DIVISION OF GREATER BAY BANK N.A.

By: /s/ [Illegible]
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Title:  AVP
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CCI TELECOM, INC.

By: /s/ Ray J Ber
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Title:  VP & CFO
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Date: 7-26-05
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                                 Form Date 6/97
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